UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2012
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

Caterpillar Inc. (“Caterpillar”) is furnishing supplemental information concerning deliveries to users for retail sales of machines and sales of power systems (including reciprocating and turbine engines and locomotives) to retail users and Original Equipment Manufacturers (“OEMs”). Caterpillar sells the majority of its machinery and power systems to independently owned and operated dealers and OEMs to meet the demands of their customers, the end users.  Due to time delays between Caterpillar’s sales to dealers and dealers’ deliveries to end users, Caterpillar believes this information may help readers better understand Caterpillar’s business and the industries it serves. This information is primarily based on unaudited reports provided by Caterpillar’s independent dealers which are not subject to Caterpillar’s internal controls over financial reporting. This information is furnished under this Report with the Securities and Exchange Commission.  All information provided in these Dealer Statistics is calculated in constant dollars.   Caterpillar does not undertake to update or adjust prior period information.

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Caterpillar Inc.
Past 3 Months Dealer Statistics

Retail Statistics of Machines by marketing region for the 3-month rolling period compared with the same months of the prior year:

	Jan.12	Dec.11	Nov.11
Asia/Pacific	UP 25%	UP 31%	UP 31%
EAME*	UP 16%	UP 18%	UP 32%
Latin America	UP 13%	UP 10%	UP 8%
ROW**	UP 18%	UP 20%	UP 25%
North America	UP 47%	UP 51%	UP 41%
World	UP 27%	UP 30%	UP 30%
Reported in constant dollars and based on unit sales as reported by dealers.

*EAME (Europe, Africa and Middle East)
**ROW (rest of the world - everything except North America)

Power Systems Retail Statistics by business sector for the 3-month rolling period compared with the same months of the prior year:

	Jan.12	Dec.11	Nov.11
Electric Power	UP 24%	UP 23%	UP 16%
Industrial*	UP 1%	UP 3%	UP 6%
Transportation**	UP 21%	N/A	N/A
Petroleum	UP 29%	UP 33%	UP 34%
Total	UP 22%	UP 18%	UP 15%
Reported in constant dollars based on reporting from dealers and direct sales.

*Engines for on-highway applications are included in “Transportation” beginning with the January 2012 reporting period.  Prior periods are not adjusted for this change.

**To the extent possible, Caterpillar  includes acquisitions in its retail statistics about one calendar year after an acquisition closes in order to have a prior period comparison.  In August 2010, Caterpillar acquired Electro-Motive Diesel (EMD).  Therefore, beginning with January 2012 statistics, EMD’s sales of engines and locomotives will be included in the new “Transportation” sector.  The Transportation sector includes power systems for marine, rail and on-highway applications and locomotives.   In order to provide a consistent comparison for readers, Caterpillar intends to provide statistics for the former “Marine” sector for the first quarter of 2012.  For the 3-month rolling period ending January 2012 compared with the same months of the prior year, Marine was down 12%.

Forward-Looking Statements
Certain statements in this filing relate to future events and expectations and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are subject to known and unknown factors that may cause Caterpillar’s actual results to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements.  All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and Caterpillar does not undertake to update its forward-looking statements.

It is important to note that Caterpillar’s actual results may differ materially from those described or implied in its forward-looking statements based on a number of factors, including, but not limited to: (i) global economic conditions and economic conditions in the industries and markets Caterpillar serves; (ii) government monetary or fiscal policies and government spending on infrastructure; (iii) commodity or component price increases and/or limited availability of raw materials and component products, including steel; (iv) Caterpillar’s and its customers’, dealers’ and suppliers’ ability to access and manage liquidity; (v) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which Caterpillar operates; (vi) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (vii) financial condition and credit worthiness of Cat Financial’s customers; (viii) inability to realize expected benefits from acquisitions and divestitures, including the acquisition of Bucyrus International, Inc.; (ix) international trade and investment policies, such as import quotas, capital controls or tariffs; (x) the possibility that Caterpillar’s introduction of Tier 4 emissions compliant machines and engines is not successful; (xi) market acceptance of Caterpillar’s products and services; (xii) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xiii) union disputes or other employee relations issues; (xiv) Caterpillar’s ability to successfully implement the Caterpillar Production System or other productivity initiatives; (xv) adverse changes in sourcing practices of our dealers or original equipment manufacturers; (xvi) compliance costs associated with environmental laws and regulations; (xvii) alleged or actual violations of trade or anti-corruption laws and regulations; (xviii) additional tax expense or exposure; (xix) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xx) failure of Caterpillar or Cat Financial to comply with financial covenants in their respective credit facilities; (xxi) increased funding obligations under our pension plans; (xxii) significant legal proceedings, claims, lawsuits or investigations; (xxiii) imposition of operational restrictions or compliance requirements if carbon emissions legislation and/or regulations are adopted; (xxiv) changes in accounting standards or adoption of new accounting standards; (xxv) adverse effects of natural disasters; and (xxvi) other factors described in more detail under “Item 1A.  Risk Factors” in Part I of our Form 10-K filed with the SEC on February 22, 2011 for the year ended December 31, 2010.  This filing is available on our website at www.caterpillar.com/secfilings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

February 21, 2012	By:	/s/James B. Buda
James B. Buda
Senior Vice President and Chief Legal Officer